Exhibit 10.11

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment ("Amendment") to that Employment Agreement dated effective January 1, 2013 between Robert S. Purgason, an individual ("Executive"), and Access Midstream Partners GP, L.L.C. ("General Partner") ("EA") is effective October 17, 2014.

RECITALS

A.	L.B. Foster Company ("L.B. Foster") has offered Executive a position on L.B. Foster's Board of Directors;
B.

L.B. Foster is headquartered in Pittsburg, Pennsylvania and supplies transportation, construction, utility, energy, recreation, and agriculture markets with the materials necessary to build and maintain their infrastructure through manufacturing, fabricating, and distributing transportation and construction materials;

C.	The Partnership and its subsidiaries do not do business with L.B. Foster; and
D.	Executive's service on the L.B. Foster Board of Directors will not interfere with his duties to the Partnership, the General Partner, or their subsidiaries.

For good and valuable consideration, the receipt and sufficiency is hereby acknowledged the Partnership and the Executive hereby agree as follows:

AGREEMENT

1.	The last sentence of Section 3, Other Activities of the EA is hereby deleted in its entirety and replaced with the following:

Notwithstanding the foregoing, the Company and the Executive acknowledge and agree that the Executive (a) owns a 40% interest in, and is Chairman of, Purgason Productions LLC, which will require up to 2% of the Executive's time and (b) will serve on the Board of Directors of L.B. Foster Company which will not unreasonably interfere with the Executive's responsibilities and duties to the Company and neither (a) nor (b) shall constitute a violation of this Section 3.

Except as amended herein, all other terms and provisions of the EA remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to be effective on October 17, 2014.

ACCESS MIDSTREAM PARTNERS GP, L.L.C.

By:	/s/ Regina Gregory
Name:	Regina Gregory
Title:	General Counsel, Vice President – Legal
Corporate Secretary

EXECUTIVE
ROBERT S. PURGASON

By:	/s/ Robert S. Purgason